EXHIBIT 99- CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the applicable Annual and Quarterly Reports of Xraymedia.com, Inc., referenced in the Form S-8, as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The Reports fully comply with the requirements of Section 13 (a) pr 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly presents, in all material respects, the financial condition and results of operation of the Company.

August 4, 2003
 /s/ Raymond Dabney
Raymond Dabney
Chairman and CEO